UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): September 20, 2012

CLEAR SYSTEM RECYCLING, INC.
(Exact name of registrant as specified in charter)

            Nevada                                            333-174155                          27-4673791

(State or other jurisdiction                 (Commission                                (IRS Employer

    of incorporation)                               File Number)                         Identification No.)

73 Raymar Place, Oakville Ontario L6J 6MI
(Address of principal executive offices)

416-800-6679
(Registrant's telephone number, including area code)

___________________________________
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

Clear System Recycling, Inc. announces Memorandum of Understanding to acquire CI Holdings, Inc.  On September 20, 2012, the Registrant released the press release filed herewith as Exhibit 10.1

Item 9.01.   Financial Statements and Exhibits

(c)                    Exhibits.

Exhibit No.                 Description

    10.1                         Press Release dated September 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR SYSTEM RECYCLING, INC.

October 3, 2012                                                          By: /s/John Carter

                                                                                    Name: John Carter

Title: President